Closing statement5 G Wireless communications, inc.

First Union National Bank

One World Trade Center

Suite 4711

New York, New York 10048

Re: Purchase and Sale of Convertible Notes $200,000 Tranche

Ladies and Gentlemen:

Schedule A annexed hereto is a complete, true and correct account of funds to be disbursed from escrow in respect of the closing of above-referenced transaction. Upon your receipt of facsimile counterparts of this letter executed by both parties named below, you are hereby instructed to disburse the aggregate amount of $200,000 currently held in escrow, in accordance with Schedule A.

5 G Wireless Communications Inc.

By: ______________________________

Name:

Title:

The May Davis Group, Inc., on behalf of itself and the Purchasers named in the Securities Purchase Agreement of even date herewith

By:

______________________________

Name:

Title:

Date: July 12,

Schedule A

Payments by Wire Transfer:

Legal Fees:

Send funds to: Citibank, N.A.120 Broadway BranchNew York, New York 10043

Account Name: Sidley Austin Brown & Wood LLP

Account Number: 37035469ABA

Number: 021000089Client/Matter No. 44678-00001

Finders Fees: $20,000.00

Send funds to: The May Davis Group, Inc. pursuant to previously provided instructions.

Company Wire:

154,700.00

Send funds to: 5 G Wireless Communications, Inc. pursuant to previously provided instructions

____________

$200,000 Total